                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL
                                 FOR TENDERS OF

                   US$ 125,000,000 AGGREGATE PRINCIPAL AMOUNT OF

                         13 1/2% SENIOR NOTES DUE 2005

                                       OF

                         PAGING NETWORK DO BRASIL S.A.

                           Pursuant to the Prospectus

              dated       , 1997, of Paging Network do Brasil S.A.

           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY

             TIME, ON             , 1997, UNLESS EXTENDED. TENDERED

           SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE

                     EXPIRATION DATE OF THE EXCHANGE OFFER.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            THE CHASE MANHATTAN BANK

    BY OVERNIGHT COURIER, HAND DELIVERY OR BY REGISTERED OR CERTIFIED MAIL:

                            The Chase Manhattan Bank

                        450 West 33rd Street, 15th Floor

                            New York, New York 10001

                          Attention: Mr. Kevin Binnie

             FACSIMILE TRANSMISSIONS (ELIGIBLE INSTITUTIONS ONLY):

                                 (212) 946-8177

                TO CONFIRM BY TELEPHONE OR FOR INFORMATION CALL:

                                 (212) 946-3014

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated       , 1997 (the "Prospectus"), of Paging Network do Brasil
S.A., a Brazilian corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$125,000,000
13 1/2% Senior Notes due 2005 (the "New Notes"), for a like principal amount of the Company's issued and outstanding 13 1/2% Senior Notes due 2005 (the "Old Notes").

    The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
      , 1997, unless the Company, in its sole discretion, extends the Exchange Offer. The Company reserves the right to extend the Exchange Offer at its discretion in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. The Company shall notify the holders of the Old Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. In no event will the Company extend the
Expiration Date beyond [      ], 1998.

    The New Notes will bear interest from the last interest payment date of the Old Notes to occur prior to the issue date of the New Notes at the same rate and upon the same terms as the Old Notes. Holders whose Old Notes are accepted for exchange will not receive interest on such Old Notes for any period subsequent to the last interest payment date of the Old Notes to occur prior to the issue date of the New Notes and will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued from and after such interest payment date.

    The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "THE EXCHANGE OFFER--Conditions to the Exchange Offer."

    The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

    This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section of Prospectus entitled "THE EXCHANGE OFFER--Procedures for Tendering." Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery `procedures set forth in the Prospectus under the section entitled "THE EXCHANGE OFFER--Guaranteed Delivery Procedures."

    Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOX

    List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF OLD NOTES
                         (SEE INSTRUCTIONS 2, 3, AND 8)

   NAME(S) AND ADDRESS(ES) OF
      REGISTERED HOLDER(S)                  (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
   (PLEASE FILL IN, IF BLANK)
                                          1                 2                       3
                                                                         PRINCIPAL AMOUNT OF OLD
                                       TOTAL OF                                   NOTES
                                      SECURITIES        AGGREGATE        TENDERED(2) (MUST BE IN
                                   AND CERTIFICATE   PRINCIPAL AMOUNT   DENOMINATIONS OF $1,000 OR
                                     NUMBER(S)(1)     OF OLD NOTES     INTEGRAL MULTIPLES THEREOF)
                                    TOTAL

(1) Certificate numbers not required if Old Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Old Notes represented in column 2.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution: ____________________________________________
     Account Number: ___________________________________________________________
     Transaction Code Number: __________________________________________________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s): __________________________________________
     Window Ticket Number (if any): ____________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________

     If delivered by book-entry transfer, complete the following:
     Account Number: ___________________________________________________________
     Transaction Code Number: __________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name: _____________________________________________________________________
     Address: __________________________________________________________________

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company,
(ii) present such Old Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of the beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iii) neither the holder nor any such other person is an "affiliate", as described in Rule 405 under the Securities Act of 1933 (the "1933 Act"), of the Company.

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such New Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and sale of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

    For the purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

    If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will be promptly credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    The undersigned understands that tenders of Old Notes pursuant to the procures described under the section entitled "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

    I hereby TENDER the Old Notes described above in the box entitled "Description of Old Notes" pursuant to the terms of the Exchange Offer.

X
X
                   Signature(s) of Owner(s)                             Date

    If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.
Name(s): _______________________________________________________________________
                                                 (PLEASE TYPE OR PRINT)
________________________________________________________________________________
Capacity: ______________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
                                                (INCLUDE ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)
Signature(s) Guaranteed by an Eligible Institution: ____________________________
                                                           (AUTHORIZED
SIGNATURE)
________________________________________________________________________________
(TITLE)
________________________________________________________________________________
                                                  (NAME OF FIRM)
________________________________________________________________________________
                                         (AREA CODE AND TELEPHONE NUMBER)
Dated: _________________________________________________________________________

     SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 4 AND 5)               (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if certificates     To be completed ONLY if certificates
for Old Notes not exchanged and/or New   for Old Notes not exchanged and/or New
Notes are to be issued in the name of    Notes are to be sent to someone other
and sent to some other than the person   than the person or persons whose
or persons whose signature(s) appear(s)  signature(s) appear(s) on this Letter
on this Letter above, or if Old Notes    above or to such person or persons at
delivered by book-entry transfer which   an address other than shown in the box
are not accepted for exchange are to be  entitled "Description of Old Notes" on
returned by credit to an account main-   this Letter above.
tained at the Book-Entry Transfer
Facility other than the account
indicated above.

  Issue: New Notes and/or Old Notes to:     Mail: New Notes and/or Old Notes to:
                                   Name                                     Name
                        (PLEASE TYPE OR                   (PLEASE TYPE OR PRINT)
                                 PRINT)
                                                          (PLEASE TYPE OR PRINT)
                        (PLEASE TYPE OR                                  Address
                                 PRINT)
                                Address                               (ZIP CODE)
                                       (ZIP
CODE)
                              (EMPLOYER
                         IDENTIFICATION
                     OR SOCIAL SECURITY
                                NUMBER)

    (COMPLETE SUBSTITUTE FORM W-9)

/ /  Credit unexchanged Old Notes
    delivered by book-entry transfer to
    the Book-Entry Transfer Facility
    account set forth below:

 (BOOK ENTRY TRANSFER FACILITY ACCOUNT
                NUMBER,
            IF APPLICABLE)

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

    This letter must be used to forward, and must accompany, all certificates for Old Notes tendered pursuant to the Exchange Offer.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND CERTIFICATES.

    This letter is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "THE EXCHANGE OFFER--Procedures for Tendering." Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of $1,000 and integral multiples thereof.

    The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter or Old Notes should be sent to the Company.

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) cannot deliver their Old Notes, this Letter or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedures for book-entry tender on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made through an Eligible Institution (as defined below);
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission (immediately followed by mail or hand delivery)) setting forth the name and address of the holder, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter (or a facsimile hereof) together with the certificate(s) representing the Old Notes (except in the case of book-entry tenders) and any other required documents will be deposited by the Eligible Institution with Exchange Agent; and (iii) such properly completed and executed Letter (or facsimile hereof), as well as all other documents required by the Letter and the certificate(s) representing all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation with respect to such Old Notes, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the section entitled "THE EXCHANGE OFFER--Guaranteed Delivery Procedures". Any holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Noes according to the guaranteed delivery procedures set forth above. As used in this Letter, "Eligible Institution" shall mean a firm which is a member of a registered securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or corespondent in the United States or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to have notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

    See "THE EXCHANGE OFFER" in the Prospectus.

2. TENDER BY HOLDER.

    Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3. PARTIAL TENDERS AND WITHDRAWALS.

    Tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples thereof. If less than all of the Old Notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old NotesPrincipal Amount of Old Notes Tendered". A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

    Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal to the Company prior to 5:00 p.m. New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"); (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes (except in the case of book-entry tenders)); (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Old Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Old Notes. If the Old Notes have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes. Old Notes properly withdrawn will thereafter be deemed not validly tender for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be retendered by again following one of the procedures herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See "THE EXCHANGE OFFER--Withdrawal of Tenders" in the Prospectus.

4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE.

    If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

    If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Note are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of such Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Old Notes should indicate in the applicable box the name and address in or to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the Person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such amount maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

6. TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7. WAIVER OF CONDITIONS.

    Subject to the terms and conditions set forth in the Prospectus, the Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

    Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING, AS WELL AS REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER, MAY BE DIRECTED TO THE EXCHANGE AGENT, AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS LETTER OR BY TELEPHONE AT (212) 946-3014.

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a registered holder of Old Notes or New Notes is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Old Notes or New Notes may be subject to backup withholding.

    Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A form W-8 can be obtained from the Trustee.

    If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Old Notes or New Notes the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                   (SEE "IMPORTATION TAX INFORMATION" ABOVE)
                            PAYOR'S NAME: [       ]

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE OLD NOTES OR THE NEW NOTES.

SUBSTITUTE               PART 1--PLEASE PROVIDE YOUR TIN IN THE         Social Security Number
FORM W-9                      BOX AT RIGHT AND CERTIFY BY          OR ----------------------------
                              SIGNING AND DATING BELOW              Employer Identification Number

DEPARTMENT OF THE        PART 2 Certification--Under penalties of perjury, I certify  PART 3
TREASURY                 that:
INTERNAL REVENUE
SERVICE
                         (1)  The number shown on this form is my correct Taxpayer    Awaiting TIN
                         Identification Number (or I am waiting for a number to be    / /
                              issued to me) and

                         (2)  I am not subject to backup withholding because (i) I
                         am exempt from backup withholding, (ii) I have not been
                              notified by the Internal Revenue Service ("IRS") that
                              I am subject to backup withholding as a result of
                              failure to report all interest or dividends, or (iii)
                              the IRS has notified me that I am no longer subject to
                              backup withholding.
                         Certificate instructions:--You must cross out item (3) in Part 2 above if
PAYER'S REQUEST FOR      you have been notified by the IRS that you are subject to backup
TAXPAYER IDENTIFICATION  withholding because of underreporting interest or dividends on your tax
NUMBER ("TIN")           return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                         SIGNATURE --------------------------------------------------------------

                         DATE --------------------------------------------------------------------

                         NAME --------------------------------------------------------------------
                                                       (Please Print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
PART 3 OF SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. It is understood that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Signature and Date

- --------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HERETO (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.